Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Announces Proposed Public Offering of Common Stock

WESTON, FL, April 24, 2019 — Monaker Group, Inc. (Nasdaq: MKGI) today announced that it intends to offer newly issued shares of its common stock for sale in an underwritten public offering. All of the shares in the offering are being offered by Monaker. In addition, Monaker expects to grant the underwriters a 45-day option to purchase up to an additional 15% of shares of its common stock on the same terms and conditions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Roth Capital Partners is acting as the sole book-running manager for the offering. Aegis Capital Corp. is acting as a co-manager.

A shelf registration statement relating to the shares was filed with the Securities and Exchange Commission (the “SEC”) and became effective on July 2, 2018. Copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and, when available, may be obtained from Roth Capital Partners, LLC, 888 San Clemente, Suite 400, Newport Beach, CA 92660, or (800) 678-9147.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Monaker Group, Inc.

Monaker Group, Inc., is a technology-driven travel company focused on delivering innovation to the alternative lodging rental (ALR) market. The Monaker Booking Engine (MBE) provides access to more than 2.6 million instantly bookable vacation rental homes, villas, chalets, apartments, condos, resort residences, and castles. MBE offers travel distributors and agencies an industry first: a customizable, instant-booking platform for alternative lodging. For more information about Monaker Group, visit www.monakergroup.com.

Important Cautions Regarding Forward Looking Statements

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release.  All forward-looking statements are expressly qualified in their entirety by the “Risk Factors” and other cautionary statements included in Monaker’s annual, quarterly and special reports, proxy statements and other public filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the company’s Annual Report on Form 10-K for the period ended February 28, 2018 and the company's subsequently filed reports, including its Quarterly Reports on Form 10-Q, which have been filed with the SEC and are available at www.sec.gov. Forward-looking statements relating to the public offering described above, including, among others, statements relating to Monaker’s expectations regarding the completion and timing of the public offering, and its expectations with respect to granting the underwriters a 45-day option to purchase additional shares. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include risks and uncertainties related to completion of the public offering on the anticipated terms or at all, market conditions and the satisfaction of customary closing conditions related to the public offering. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the company.